Exhibit 10.16

AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT

THIS AGREEMENT TO TERMINATE VOTING RIGHTS PROXY AGREEMENT (this “Agreement”) is made and entered into as of September 27, 2011, by and among Qiyang County Xiangmei Food Technical Research and Development Co., Ltd., a company incorporated under the laws of the People’s Republic of China (“PRC”) (“WFOE”); Hunan Xiangmei Food Co., Ltd., a limited liability company organized under the laws of the PRC (“Hunan Xiangmei”) and the shareholder holding 100% of the issued and outstanding equity interests of Hunan Xiangmei (the “Shareholder”, with WFOE and Hunan Xiangmei collectively referred to as the “Parties”).

RECITALS:

WHEREAS, reference is made to that certain Voting Rights Proxy Agreement dated as of December 23, 2010 (the “Proxy Agreement”), by and among WFOE and the Shareholder;

WHEREAS, WFOE, Hunan Xiangmei and the Shareholder desire to terminate the Proxy Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A.           TERMINATION.

(1)           Each of WFOE, Hunan Xiangmei and the Shareholder hereby  agree to terminate Proxy Agreement.

B.           GOVERNING LAW.  This Agreement shall be governed and construed under the laws of the People’s Republic of China, and shall be binding on and shall inure to the benefit of the parties and their respective successors and permitted assigns.

C.           COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment  shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

WFOE:

Qiyang County Xiangmei Food Technical Research and Development Co., Ltd.

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Hunan Xiangmei :

Hunan Xiangmei Food Co, Ltd.

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Title:   Executive Director

Shareholder:

By: /s/ ZHOU, Taiping
Name: ZHOU, Taiping
Owns 100% of Hunan Xiangmei